2nd Quarter 2017 Statistical Supplement

Table of Contents

Duke Energy Corporation (Unaudited)		Electric and Natural Gas Revenues by Customer Class
3	Consolidating Statements of Operations	15	Revenues by Customer Class (Unaudited)
5	Consolidating Balance Sheets
		Non-GAAP Disclosures (Unaudited)
Electric Utilities and Infrastructure (Unaudited)		16	Reported to Adjusted Earnings Reconciliations
7	Consolidating Segment Income	18	Non-GAAP Financial Measures
9	Consolidating Balance Sheets

Gas Utilities and Infrastructure (Unaudited)
11	Consolidating Segment Income
13	Consolidating Balance Sheets

Duke Energy and Piedmont Natural Gas

This Statistical Supplement includes results of Piedmont Natural Gas (Piedmont) subsequent to the acquisition on October 3, 2016, and should be read in conjunction with i) Duke Energy and Piedmont's combined Form 10-Q for the six months ended June 30, 2017, ii) Duke Energy's Annual Report on Form 10-K for the year ended December 31, 2016, iii) Piedmont's Annual Report on Form 10-K for the year ended October 31, 2016, and iv) the transition report filed by Piedmont on Form 10-Q as of December 31, 2016, for the transition period from November 1, 2016 to December 31, 2016.

Segment Change
Due to the Piedmont acquisition and the sale of International Energy in the fourth quarter of 2016, Duke Energy's segment structure has been realigned to include the following segments: Electric Utilities and Infrastructure, Gas Utilities and Infrastructure and Commercial Renewables. The remainder of Duke Energy’s operations is presented as Other. Other now includes the results of National Methanol Company (NMC), previously included in the International Energy segment.
Prior periods have been recast to conform to the current segment structure.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Six Months Ended June 30, 2017
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$10,105	$—	$—	$—	$(74)	$10,031
Regulated natural gas	—	966	—	—	(45)	921
Nonregulated electric and other	—	5	238	68	21	332
Total operating revenues	10,105	971	238	68	(98)	11,284
Operating Expenses
Fuel used in electric generation and purchased power	3,003	—	—	29	(42)	2,990
Cost of natural gas	—	334	—	—	—	334
Operation, maintenance and other	2,536	198	135	26	(55)	2,840
Depreciation and amortization	1,451	114	77	52	—	1,694
Property and other taxes	531	56	17	7	—	611
Impairment charges	2	—	—	7	—	9
Total operating expenses	7,523	702	229	121	(97)	8,478
Gains on Sales of Other Assets and Other, net	4	—	4	11	(1)	18
Operating Income (Loss)	2,586	269	13	(42)	(2)	2,824
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	1	36	(2)	30	—	65
Other income and expenses, net	154	2	—	19	(8)	167
Total Other Income and Expenses	155	38	(2)	49	(8)	232
Interest Expense	620	52	42	273	(10)	977
Income (Loss) from Continuing Operations Before Income Taxes	2,121	255	(31)	(266)	—	2,079
Income Tax Expense (Benefit) from Continuing Operations	757	95	(81)	(100)	—	671
Income (Loss) from Continuing Operations	1,364	160	50	(166)	—	1,408
Less: Net (Loss) Income Attributable to Noncontrolling Interest	—	—	(1)	5	—	4
Segment Income / Other Net Expense	$1,364	$160	$51	$(171)	$—	$1,404
Loss from Discontinued Operations, net of tax						(2)
Net Income Attributable to Duke Energy Corporation						$1,402

Segment Income / Other Net Expense	$1,364	$160	$51	$(171)	$—	$1,404
Special Items	—	—	—	29	—	29
Adjusted Earnings(a)	$1,364	$160	$51	$(142)	$—	$1,433

(a)	See page 16 for a detailed reconciliation of Segment Income / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Six Months Ended June 30, 2016(a)
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	International Energy	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$10,090	$—	$—	$—	$—	$(72)	$10,018
Regulated natural gas	—	269	—	—	—	(3)	266
Nonregulated electric and other	—	—	226	59	—	21	306
Total operating revenues	10,090	269	226	59	—	(54)	10,590
Operating Expenses
Fuel used in electric generation and purchased power	3,086	—	—	23	—	—	3,109
Cost of natural gas	—	58	—	—	—	—	58
Operation, maintenance and other	2,528	60	155	75	—	(51)	2,767
Depreciation and amortization	1,410	40	62	71	—	—	1,583
Property and other taxes	525	32	12	17	—	(1)	585
Impairment charges	3	—	—	2	—	(1)	4
Total operating expenses	7,552	190	229	188	—	(53)	8,106
Gains on Sales of Other Assets and Other, net	2	—	2	11	—	—	15
Operating Income (Loss)	2,540	79	(1)	(118)	—	(1)	2,499
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	1	6	(2)	19	—	(1)	23
Other income and expenses, net	139	—	—	17	—	(5)	151
Total other income and expenses	140	6	(2)	36	—	(6)	174
Interest Expense(b)	542	13	23	396	—	(7)	967
Income (Loss) from Continuing Operations Before Income Taxes	2,138	72	(26)	(478)	—	—	1,706
Income Tax Expense (Benefit) from Continuing Operations	770	24	(62)	(227)	—	—	505
Income (Loss) from Continuing Operations	1,368	48	36	(251)	—	—	1,201
Less: Net (Loss) Income Attributable to Noncontrolling Interest	—	—	(1)	4	—	—	3
Segment Income / Other Net Expense	$1,368	$48	$37	$(255)	$—	$—	$1,198
Income from Discontinued Operations, net of tax							5
Net Income Attributable to Duke Energy Corporation							$1,203

Segment Income / Other Net Expense	$1,368	$48	$37	$(255)	$—	$—	$1,198
Special Items(c)	—	—	—	170	148	—	318
Adjusted Earnings(d)	$1,368	$48	$37	$(85)	$148	$—	$1,516

(a)	Amounts have been recast to conform to the current segment structure.

(b)	Other includes $183 million related to Piedmont acquisition financing, primarily due to losses on forward-starting interest rate swaps.

(c)	International Energy amount represents the operating results of the International Disposal Group classified as discontinued operations.

(d)	See page 17 for a detailed reconciliation of Segment Income / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Assets
(Unaudited)

	June 30, 2017
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations / Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$60	$15	$8	$215	$—	$298
Receivables, net	380	65	10	43	—	498
Receivables of variable interest entities, net	1,854	—	26	—	—	1,880
Receivables from affiliated companies	36	16	1,148	350	(1,550)	—
Notes receivable from affiliated companies	84	22	—	1,098	(1,204)	—
Inventory	3,253	77	13	26	—	3,369
Regulatory assets	966	123	—	103	—	1,192
Other	263	89	102	20	(38)	436
Total current assets	6,896	407	1,307	1,855	(2,792)	7,673
Property, Plant and Equipment
Cost	108,912	9,227	4,376	1,924	—	124,439
Accumulated depreciation and amortization	(36,688)	(2,133)	(648)	(1,054)	1	(40,522)
Generation facilities to be retired, net	487	—	—	—	—	487
Net property, plant and equipment	72,711	7,094	3,728	870	1	84,404
Other Noncurrent Assets
Goodwill	17,379	1,924	122	—	—	19,425
Regulatory assets	11,586	742	—	480	—	12,808
Nuclear decommissioning trust funds	6,601	—	—	—	—	6,601
Investments in equity method unconsolidated affiliates	95	879	185	107	1	1,267
Investments and advances to (from) subsidiaries	237	6	8	55,009	(55,260)	—
Other	1,930	28	112	1,393	(637)	2,826
Total other noncurrent assets	37,828	3,579	427	56,989	(55,896)	42,927
Total Assets	117,435	11,080	5,462	59,714	(58,687)	135,004
Segment reclassifications, intercompany balances and other	(426)	(7)	(1,156)	(57,279)	58,868	—
Segment Assets	$117,009	$11,073	$4,306	$2,435	$181	$135,004

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	June 30, 2017
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations / Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,644	$185	$20	$328	$—	$2,177
Accounts payable to affiliated companies	365	68	8	1,085	(1,526)	—
Notes payable to affiliated companies	996	167	—	51	(1,214)	—
Notes payable and commercial paper	—	—	—	3,487	1	3,488
Taxes accrued	460	31	(309)	250	—	432
Interest accrued	336	35	—	135	—	506
Current maturities of long-term debt	1,831	35	157	1,449	—	3,472
Asset retirement obligations	397	—	—	—	—	397
Regulatory liabilities	281	—	—	5	—	286
Other	1,234	72	48	407	(53)	1,708
Total current liabilities	7,544	593	(76)	7,197	(2,792)	12,466
Long-Term Debt	28,046	2,559	1,557	13,881	—	46,043
Long-Term Debt Payable to Affiliated Companies	618	7	9	—	(634)	—
Other Noncurrent Liabilities
Deferred income taxes	16,259	1,526	342	(3,432)	—	14,695
Asset retirement obligations	10,033	43	88	1	—	10,165
Regulatory liabilities	6,271	750	—	28	(1)	7,048
Accrued pension and other post-retirement benefit costs	720	31	—	357	—	1,108
Investment tax credits	531	3	—	—	—	534
Other	831	223	269	328	—	1,651
Total other noncurrent liabilities	34,645	2,576	699	(2,718)	(1)	35,201
Equity
Total Duke Energy Corporation stockholders' equity	46,582	5,345	3,255	41,362	(55,260)	41,284
Noncontrolling interests	—	—	18	(8)	—	10
Total equity	46,582	5,345	3,273	41,354	(55,260)	41,294
Total Liabilities and Equity	117,435	11,080	5,462	59,714	(58,687)	135,004
Segment reclassifications, intercompany balances and other	(426)	(7)	(1,156)	(57,279)	58,868	—
Segment Liabilities and Equity	$117,009	$11,073	$4,306	$2,435	$181	$135,004

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Six Months Ended June 30, 2017
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments	Electric Utilities and Infrastructure
Operating Revenues	$3,445	$2,418	$2,150	$665	$1,500	$—	$(73)	$10,105
Operating Expenses
Fuel used in electric generation and purchased power	863	739	817	183	485	—	(84)	3,003
Operation, maintenance and other	932	668	386	188	362	1	(1)	2,536
Depreciation and amortization	523	354	269	88	216	—	1	1,451
Property and other taxes	139	80	166	109	37	—	—	531
Impairment charges	—	—	2	1	(1)	—	—	2
Total operating expenses	2,457	1,841	1,640	569	1,099	1	(84)	7,523
Gains on Sales of Other Assets and Other, net	—	3	—	1	—	—	—	4
Operating Income (Loss)	988	580	510	97	401	(1)	11	2,586
Other Income and Expenses, net(b)	73	33	30	6	18	2	(7)	155
Interest Expense	206	152	140	31	88	—	3	620
Income Before Income Taxes	855	461	400	72	331	1	1	2,121
Income Tax Expense	300	153	147	26	131	—	—	757
Segment Income	$555	$308	$253	$46	$200	$1	$1	$1,364

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)
Includes an equity component of allowance for funds used during construction of $59 million for Duke Energy Carolinas, $26 million for Duke Energy Progress, $22 million for Duke Energy Florida, $4 million for Duke Energy Ohio, and $12 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Six Months Ended June 30, 2016(a)
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(b)	Duke Energy Indiana	Commercial Transmission	Eliminations / Adjustments	Electric Utilities and Infrastructure
Operating Revenues	$3,416	$2,520	$2,157	$663	$1,416	$—	$(82)	$10,090
Operating Expenses
Fuel used in electric generation and purchased power	810	872	841	211	448	—	(96)	3,086
Operation, maintenance and other	946	684	391	161	342	2	2	2,528
Depreciation and amortization	523	346	235	85	221	—	—	1,410
Property and other taxes	138	80	159	103	44	—	1	525
Impairment charges	—	—	3	—	—	—	—	3
Total operating expenses	2,417	1,982	1,629	560	1,055	2	(93)	7,552
Gains on Sales of Other Assets and Other, net	—	1	—	—	—	—	1	2
Operating Income (Loss)	999	539	528	103	361	(2)	12	2,540
Other Income and Expenses, net(c)	82	29	18	2	9	2	(2)	140
Interest Expense	214	127	81	27	90	—	3	542
Income Before Income Taxes	867	441	465	78	280	—	7	2,138
Income Tax Expense	301	157	175	23	93	—	21	770
Segment Income	$566	$284	$290	$55	$187	$—	$(14)	$1,368

(a)	Amounts have been recast to conform to the current segment structure.

(b)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(c)
Includes an equity component of allowance for funds used during construction of $48 million for Duke Energy Carolinas, $20 million for Duke Energy Progress, $9 million for Duke Energy Florida, $2 million for Duke Energy Ohio, and $7 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Assets
(Unaudited)

	June 30, 2017
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$16	$12	$8	$7	$17	$—	$—	$60
Receivables, net	165	32	61	74	45	—	3	380
Receivables of variable interest entities, net	611	422	354	—	—	—	467	1,854
Receivables from affiliated companies	85	5	1	43	87	2	(187)	36
Notes receivable from affiliated companies	—	—	230	38	19	—	(203)	84
Inventory	1,066	1,053	568	95	470	—	1	3,253
Regulatory assets	249	212	321	6	159	—	19	966
Other	34	73	50	17	88	—	1	263
Total current assets	2,226	1,809	1,593	280	885	2	101	6,896
Property, Plant and Equipment
Cost	41,881	28,936	17,369	5,550	14,573	4	599	108,912
Accumulated depreciation and amortization	(14,632)	(10,734)	(4,910)	(1,918)	(4,484)	(1)	(9)	(36,688)
Generation facilities to be retired, net	—	487	—	—	—	—	—	487
Net property, plant and equipment	27,249	18,689	12,459	3,632	10,089	3	590	72,711
Other Noncurrent Assets
Goodwill	—	—	—	596	—	—	16,783	17,379
Regulatory assets	3,060	3,379	2,474	357	1,100	—	1,216	11,586
Nuclear decommissioning trust funds	3,499	2,380	723	—	—	—	(1)	6,601
Investments in equity method unconsolidated affiliates	—	—	—	—	—	94	1	95
Investments and advances to (from) subsidiaries	47	11	3	173	3	—	—	237
Other	929	536	279	17	159	—	10	1,930
Total other noncurrent assets	7,535	6,306	3,479	1,143	1,262	94	18,009	37,828
Total Assets	37,010	26,804	17,531	5,055	12,236	99	18,700	117,435
Intercompany balances and other	(180)	(95)	(202)	(176)	(50)	(55)	332	(426)
Reportable Segment Assets	$36,830	$26,709	$17,329	$4,879	$12,186	$44	$19,032	$117,009

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	June 30, 2017
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$639	$277	$372	$183	$171	$—	$2	$1,644
Accounts payable to affiliated companies	127	169	42	10	50	55	(88)	365
Notes payable to affiliated companies	534	633	—	22	—	—	(193)	996
Taxes accrued	166	61	113	84	29	1	6	460
Interest accrued	104	101	58	15	59	—	(1)	336
Current maturities of long-term debt	704	203	819	1	3	—	101	1,831
Asset retirement obligations	227	170	—	—	—	—	—	397
Regulatory liabilities	115	113	7	10	36	—	—	281
Other	409	308	323	74	122	—	(2)	1,234
Total current liabilities	3,025	2,035	1,734	399	470	56	(175)	7,544
Long-Term Debt	8,520	6,407	6,160	1,490	3,631	—	1,838	28,046
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	—	—	618
Other Noncurrent Liabilities
Deferred income taxes	6,786	3,546	2,895	1,005	2,013	4	10	16,259
Asset retirement obligations	3,644	4,520	768	46	865	—	190	10,033
Regulatory liabilities	2,885	2,048	462	131	745	—	—	6,271
Accrued pension and other post-retirement benefit costs	103	246	258	36	77	—	—	720
Investment tax credits	235	145	3	1	148	—	(1)	531
Other	573	48	99	93	23	—	(5)	831
Total other noncurrent liabilities	14,226	10,553	4,485	1,312	3,871	4	194	34,645
Equity	10,939	7,659	5,152	1,836	4,114	39	16,843	46,582
Total Liabilities and Equity	37,010	26,804	17,531	5,055	12,236	99	18,700	117,435
Intercompany balances and other	(180)	(95)	(202)	(176)	(50)	(55)	332	(426)
Reportable Segment Liabilities and Equity	$36,830	$26,709	$17,329	$4,879	$12,186	$44	$19,032	$117,009

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Six Months Ended June 30, 2017
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues
Regulated natural gas	$270	$696	$—	$—	$966
Nonregulated natural gas and other	—	5	—	—	5
Operating Revenues	270	701	—	—	971
Operating Expenses
Cost of natural gas	64	270	—	—	334
Operation, maintenance and other	57	141	2	(2)	198
Depreciation and amortization	42	71	—	1	114
Property and other taxes	31	25	—	—	56
Total operating expenses	194	507	2	(1)	702
Operating Income (Loss)	76	194	(2)	1	269
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	—	36	—	36
Other income and expenses, net	2	—	—	—	2
Total other income and expenses	2	—	36	—	38
Interest Expense	13	38	—	1	52
Income Before Income Taxes	65	156	34	—	255
Income Tax Expense	23	59	13	—	95
Segment Income	$42	$97	$21	$—	$160

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes earnings from investments in ACP, Sabal Trail, Constitution and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Six Months Ended June 30, 2016
(in millions)	Duke Energy Ohio(a)	Midstream Pipelines	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$269	$—	$—	$269
Operating Expenses
Cost of natural gas	58	—	—	58
Operation, maintenance and other	59	1	—	60
Depreciation and amortization	40	—	—	40
Property and other taxes	32	—	—	32
Total operating expenses	189	1	—	190
Operating Income (Loss)	80	(1)	—	79
Other Income and Expenses, net	—	6	—	6
Interest Expense	13	—	—	13
Income Before Income Taxes	67	5	—	72
Income Tax Expense	22	2	—	24
Segment Income	$45	$3	$—	$48

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Assets
(Unaudited)

	June 30, 2017
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$2	$13	$—	$—	$15
Receivables, net	(15)	80	—	—	65
Receivables from affiliated companies	16	53	—	(53)	16
Notes receivable from affiliated companies	25	—	—	(3)	22
Inventory	39	38	—	—	77
Regulatory assets	4	119	—	—	123
Other	(1)	88	—	2	89
Total current assets	70	391	—	(54)	407
Property, Plant and Equipment
Cost	2,797	6,430	—	—	9,227
Accumulated depreciation and amortization	(708)	(1,425)	—	—	(2,133)
Net property, plant and equipment	2,089	5,005	—	—	7,094
Other Noncurrent Assets
Goodwill	324	49	—	1,551	1,924
Regulatory assets	195	345	—	202	742
Investments in equity method unconsolidated affiliates	—	—	879	—	879
Investments and advances from subsidiaries	—	—	—	6	6
Other	3	13	13	(1)	28
Total other noncurrent assets	522	407	892	1,758	3,579
Total Assets	2,681	5,803	892	1,704	11,080
Intercompany balances and other	(9)	(68)	(26)	96	(7)
Reportable Segment Assets	$2,672	$5,735	$866	$1,800	$11,073

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	June 30, 2017
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$80	$105	$—	$—	$185
Accounts payable to affiliated companies	—	57	63	(52)	68
Notes payable to affiliated companies	2	167	—	(2)	167
Taxes accrued	(9)	6	34	—	31
Interest accrued	5	30	—	—	35
Current maturities of long-term debt	—	35	—	—	35
Regulatory liabilities	7	(6)	—	(1)	—
Other	4	69	—	(1)	72
Total current liabilities	89	463	97	(56)	593
Long-Term Debt	461	1,911	—	187	2,559
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	495	992	40	(1)	1,526
Asset retirement obligations	29	15	—	(1)	43
Regulatory liabilities	109	625	—	16	750
Accrued pension and other post-retirement benefit costs	17	14	—	—	31
Investment tax credits	2	1	—	—	3
Other	61	162	—	—	223
Total other noncurrent liabilities	713	1,809	40	14	2,576
Equity	1,411	1,620	755	1,559	5,345
Total Liabilities and Equity	2,681	5,803	892	1,704	11,080
Intercompany balances and other	(9)	(68)	(26)	96	(7)
Reportable Segment Liabilities and Equity	$2,672	$5,735	$866	$1,794	$11,073

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

Revenues By Customer Class
(Unaudited)

	Six Months Ended June 30, 2017
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio (a)	Duke Energy Indiana	Piedmont Natural Gas	Eliminations / Adjustments	Total
Regulated Electric Revenues
Residential	$1,302	$846	$1,103	$348	$497	$—	$—	$4,096
General service	1,029	594	665	211	372	—	—	2,871
Industrial	562	299	125	59	381	—	—	1,426
Wholesale	230	544	74	13	155	—	—	1,016
Change in unbilled	(4)	(5)	36	(5)	(6)	—	—	16
Other revenues	326	140	147	39	101	—	(73)	680
Total Electric Revenues	$3,445	$2,418	$2,150	$665	$1,500	$—	$(73)	$10,105

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$191	$—	$398	$—	$589
Commercial	—	—	—	78	—	215	—	293
Industrial	—	—	—	11	—	68	—	79
Power Generation	—	—	—	—	—	40	—	40
Change in unbilled	—	—	—	(22)	—	(75)	—	(97)
Other revenues	—	—	—	12	—	50	—	62
Total Natural Gas Revenues	$—	$—	$—	$270	$—	$696	$—	$966

	Six Months Ended June 30, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio (a)	Duke Energy Indiana	Eliminations / Adjustments	Total
Regulated Electric Revenues
Residential	$1,398	$900	$1,100	$356	$476	$—	$4,230
General service	1,071	622	642	215	344	—	2,894
Industrial	604	303	123	59	349	—	1,438
Wholesale	217	593	104	9	171	—	1,094
Change in unbilled	73	20	35	8	13	—	149
Other revenues	53	82	153	16	63	(82)	285
Total Electric Revenues	$3,416	$2,520	$2,157	$663	$1,416	$(82)	$10,090

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$183	$—	$—	$183
Commercial	—	—	—	75	—	—	75
Industrial	—	—	—	10	—	—	10
Change in unbilled	—	—	—	(9)	—	—	(9)
Other revenues	—	—	—	10	—	—	10
Total Natural Gas Revenues	$—	$—	$—	$269	$—	$—	$269

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Six Months Ended June 30, 2017
(Dollars in millions, except per share amounts)

		Special Item
	Reported Earnings	Costs to Achieve Piedmont Merger		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$1,364	$—		$—		$—	$1,364
Gas Utilities and Infrastructure	160	—		—		—	160
Commercial Renewables	51	—		—		—	51
Total Reportable Segment Income	1,575	—		—		—	1,575
Other	(171)	29	A	—		29	(142)
Discontinued Operations	(2)	—		2	B	2	—
Net Income Attributable to Duke Energy Corporation	$1,402	$29		$2		$31	$1,433
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$2.00	$0.05		$—		$0.05	$2.05

A - Net of $17 million tax benefit. $45 million recorded within Operating Expenses and $1 million recorded within Interest Expense on the Condensed Consolidated Statements of Operations.
B - Recorded in (Loss) Income from Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.

Weighted Average Shares, Diluted (reported and adjusted) - 700 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Six Months Ended June 30, 2016
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	Costs to Achieve Mergers		Cost Savings Initiatives		International Energy Operations		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$1,368	$—		$—		$—		$—		$—	$1,368
Gas Utilities and Infrastructure	48	—		—		—		—		—	48
Commercial Renewables	37	—		—		—		—		—	37
Total Reportable Segment Income	1,453	—		—		—		—		—	1,453
International Energy	—	—		—		148	C	—		148	148
Other	(255)	143	A	27	B	—		—		170	(85)
Discontinued Operations	5	—		—		(148)	C	143	D	(5)	—
Net Income Attributable to Duke Energy Corporation	$1,203	$143		$27		$—		$143		$313	$1,516
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$1.74	$0.21		$0.04		$—		$0.21		$0.46	$2.20

A - Net of $88 million tax benefit. Includes $1 million recorded within Operating Revenues, $47 million recorded within Operating Expenses and $183 million recorded within Interest Expense on the Condensed Consolidated Statements of Operations. The interest expense primarily relates to losses on forward-starting interest rate swaps associated with the Piedmont acquisition financing.
B - Net of $17 million tax benefit. Consists of severance costs recorded within Operation, maintenance and other on the Condensed Consolidated Statements of Operations.
C - Includes $4 million tax benefit. Operating results of the International Disposal Group, which exclude the impairment described below, recorded within Income from Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.
D - Recorded in (Loss) Income from Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations. Includes an impairment charge related to certain assets in Central America.

Weighted Average Shares Outstanding, Diluted (reported and adjusted) - 689 million

DUKE ENERGY CORPORATION
Non-GAAP Financial Measures
Management evaluates financial performance in part based on non-GAAP financial measures, including adjusted earnings and adjusted diluted EPS.
Adjusted earnings and adjusted diluted EPS represent income from continuing operations attributable to Duke Energy, adjusted for the dollar and per share impact of special items. As discussed below, special items represent certain charges and credits which management believes are not indicative of Duke Energy's ongoing performance. Management believes the presentation of adjusted earnings and adjusted diluted EPS provides useful information to investors, as it provides them with an additional relevant comparison of Duke Energy’s performance across periods. Management uses these non-GAAP financial measures for planning and forecasting and for reporting financial results to the Duke Energy Board of Directors, employees, stockholders, analysts and investors. Adjusted diluted EPS is also used as a basis for employee incentive bonuses. The most directly comparable GAAP measures for adjusted earnings and adjusted diluted EPS are Net Income Attributable to Duke Energy Corporation and Diluted EPS Attributable to Duke Energy Corporation common stockholders, respectively.
Special items included in the periods presented include the following items which management believes do not reflect ongoing costs:

•	Costs to Achieve Mergers represent charges resulting from strategic acquisitions.

•
Cost Savings Initiatives represents severance charges related to company-wide initiatives, excluding merger integration, to standardize processes and systems, leverage technology and workforce optimization.

Adjusted earnings also include operating results of the International Disposal Group, which have been classified as discontinued operations. Management believes inclusion of the operating results of the Disposal Group within adjusted earnings and adjusted diluted EPS results in a better reflection of Duke Energy's financial performance during the period.
Due to the forward-looking nature of any forecasted adjusted earnings guidance, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods (such as legal settlements, the impact of regulatory orders, or asset impairments).
Management evaluates segment performance based on segment income and other net expense. Segment income is defined as income from continuing operations attributable to Duke Energy. Segment income includes intercompany revenues and expenses that are eliminated in the Consolidated Financial Statements. Management also uses adjusted segment income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income adjusted for special items, which are discussed above. Management believes the presentation of adjusted segment income provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income or adjusted other net expense is segment income and other net expense.
Due to the forward-looking nature of any forecasted adjusted segment income or adjusted other net expense and any related growth rates for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available at this time, as the company is unable to forecast all special items, as discussed above.
Duke Energy’s adjusted earnings, adjusted diluted EPS, and adjusted segment income may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.